                              AMENDMENT No. 1 to
                        AUTOMATIC REINSURANCE AGREEMENT
                         Effective as of April 1, 2001
                                  (Agreement)

                                    between

                      METLIFE INVESTORS INSURANCE COMPANY
                                   (Cedent)

                                      and

                       EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of April 1, 2001, as follows:

  1. The Reinsurer accepts the cessions that the Cedent proposed in accordance with the provisions of Article I, Paragraph D, with respect to those Reinsured Contracts that the Cedents issued between April 1, 2001 and June 30, 2001, that are referenced in Schedule A, Paragraph B.

  2. The attached Schedule B (Revised), Investment Funds, amends and, as amended, restates Schedule B, Investment Funds. The Cedent shall provide quarterly reports to the Reinsurer containing the distributions of account values within the A.G. Edwards Fund Portfolios; and

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No.1 to be sjgned in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:     /s/ [Illegible Signature]
        -------------------------------------
Title:  EVP
        -------------------------------------


EXETER REASSURANCE COMPANY, LTD.

By:     /s/ [Illegible Signature]
        -------------------------------------
Title:  Manager
        -------------------------------------

                             Schedule B (Revised)

                               Investment Funds

            Funds                                       Status Changes
--------------------------------------------------------------------------------
Metlife Investors, Metlife Investors of CA and Metlife Investors USA Portfolios
--------------------------------------------------------------------------------
Lord Abbett Growth & Income
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture
--------------------------------------------------------------------------------
Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------
Lord Abbett Developing Growth
--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities
--------------------------------------------------------------------------------
J.P. Morgan Quality Bond
--------------------------------------------------------------------------------
J.P. Morgan Small Cap
--------------------------------------------------------------------------------
J.P. Morgan Select Equity
--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index
--------------------------------------------------------------------------------
J.P. Morgan International
--------------------------------------------------------------------------------
BlackRock Equity
--------------------------------------------------------------------------------
BlackRock Government Income
--------------------------------------------------------------------------------
Firstar Balanced
--------------------------------------------------------------------------------
Firstar Equity Income
--------------------------------------------------------------------------------
Firstar Growth & Income
--------------------------------------------------------------------------------
Janus Aggressive Growth
--------------------------------------------------------------------------------
MFS Mid Cap Growth
--------------------------------------------------------------------------------
MFS Research International
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation
--------------------------------------------------------------------------------
PIMCO Money Market
--------------------------------------------------------------------------------
PIMCO Total Return
--------------------------------------------------------------------------------
PIMCO Innovation
--------------------------------------------------------------------------------
Putnam Research
--------------------------------------------------------------------------------
Davis Venture Value
--------------------------------------------------------------------------------
Harris Oakmark Mid Cap Value
--------------------------------------------------------------------------------
State Street Research Concentrated International     Added October 1, 2001
--------------------------------------------------------------------------------
Met/AIM Small Cap Growth                             Added October 1, 2001
--------------------------------------------------------------------------------
Met/AIM Mid Cap Equity                               Added October 1, 2001
--------------------------------------------------------------------------------
MetLife Stock Index                                  Added October 1, 2001
--------------------------------------------------------------------------------

                                                       Continued on next page...

                             Schedule B (Revised)

                               Investment Funds

            Funds                                       Status Changes
--------------------------------------------------------------------------------
                Edward Jones Portfolios (added April 1, 2001)
--------------------------------------------------------------------------------
Templeton Global Income
--------------------------------------------------------------------------------
Templeton International Securities
--------------------------------------------------------------------------------
Templeton Growth Securities
--------------------------------------------------------------------------------
Franklin Small Cap
--------------------------------------------------------------------------------
Franklin Large Cap Growth
--------------------------------------------------------------------------------
Lord Abbett Growth & Income
--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture
--------------------------------------------------------------------------------
Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------
Lord Abbett Developing Growth
--------------------------------------------------------------------------------
AIM Capital Appreciation
--------------------------------------------------------------------------------
AIM International Equity
--------------------------------------------------------------------------------
AIM Value
--------------------------------------------------------------------------------
J.P. Morgan Quality Bond
--------------------------------------------------------------------------------
J.P. Morgan International Equity
--------------------------------------------------------------------------------
J.P. Morgan Select Equity
--------------------------------------------------------------------------------
J.P. Morgan Enhanced Index
--------------------------------------------------------------------------------
J.P. Morgan Small Cap Stock
--------------------------------------------------------------------------------
PIMCO Money Market
--------------------------------------------------------------------------------

                                                       Continued on next page...

                             Schedule B (Revised)

                               Investment Funds

              Funds                               Status Changes
--------------------------------------------------------------------------------
                 A.G. Edwards Portfolios (added April 1, 2001)
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Fund
  AIM V.I. International Equity Fund
  AIM V.I. Value Fund
--------------------------------------------------------------------------------
Alliance Variable Products Series Fund, Inc.
  Premier Growth Portfolio
  Real Estate Investment Portfolio
--------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  VP Income & Growth Fund
  VP International Fund
  VP Value Fund
--------------------------------------------------------------------------------
Met Investors Series Trust
  J.P. Morgan Enhanced Index Portfolio
  J.P. Morgan International Equity Portfolio
  J.P. Morgan Quality Bond Portfolio
  J.P. Morgan Select Equity Portfolio
  J.P. Morgan Small Cap Stock Portfolio
  Lord Abbett Bond Debenture Portfolio
  Lord Abbett Developing Growth Portfolio
  Lord Abbett Growth & Income Portfolio
  Lord Abbett Growth Opportunities Portfolio
  Lord Abbett Mid-Cap Value Portfolio
  PIMCO Money Market Portfolio
--------------------------------------------------------------------------------
Dreyfus
  Stock Index Fund
--------------------------------------------------------------------------------
Dreyfus Variable Investment Fund
  Appreciation Portfolio
  Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Franklin Templeton Variable Ins. Products Trust
  Franklin Small Cap Fund
  Mutual Shares Securities Fund
  Templeton Developing Markets Securities Fund
  Templeton International Securities Fund
--------------------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
  Growth & Income Fund
  Internet Tollkeeper Fund
  Global Income Fund
  International Equity Fund
--------------------------------------------------------------------------------
INVESCO Variable Investment Funds, Inc.
  Dynamics Fund
  High Yield Fund
--------------------------------------------------------------------------------
Kemper Variable Series
  Government Securities Portfolio
  Small Cap Growth Portfolio
  Small Cap Value Portfolio
--------------------------------------------------------------------------------
Scudder Variable Life Investment Fund
  International Portfolio
--------------------------------------------------------------------------------

                                                       Continued on next page...

                              Schedule B (Revised)

                                Investment Funds

              Funds                               Status Changes
--------------------------------------------------------------------------------
                 A.G. Edwards Portfolios (added April 1, 2001)
--------------------------------------------------------------------------------
Liberty Variable Investment Trust
  Newport Tiger Fund
--------------------------------------------------------------------------------
MFS Variable Insurance Trust
  Emerging Growth Series
  Global Governments Series
  Growth With Income Series
  High Income Series
  Research Series
  New Discovery Series
--------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
  High Yield Bond Portfolio
  Low Duration Bond Portfolio
  StocksPLUS Growth & Income Portfolio
  Total Return Bond
--------------------------------------------------------------------------------
Putnam Variable Trust
  Growth & Income Fund
  International Growth Fund
  International New Opportunities Fund
  New Value Fund
  Vista Fund
--------------------------------------------------------------------------------
Fidelity Variable Ins. Products Fund
  High Income Portfolio
  Growth Portfolio
--------------------------------------------------------------------------------

                              AMENDMENT No. 2 to
                        AUTOMATIC REINSURANCE AGREEMENT
                         Effective as of April 1, 2001
                                  (Agreement)

                                    between

                      METLIFE INVESTORS INSURANCE COMPANY
                                   (Cedent)

                                      and

                       EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of May 1, 2002, as follows:

  1. The attached Schedule B (Revised), Investment Funds, amends and, as amended, restates Schedule B (Revised), Investment Funds.

     Note that the following funds have been deleted from the MetLife Investors fund list either because the funds had been closed to new sales prior to the Effective Date of the Agreement, or because the funds had never been offered in the MLI portfolios:

     . BlackRock Equity
     . BlackRock Government Income
     . Firstar Balanced
     . Firstar Equity Income
     . Firstar Growth & Income
     . Lord Abbett Mid Cap Value
     . Lord Abbett Developing Growth
     . Lord Abbett Growth Opportunities
     . J.P. Morgan Quality Bond
     . J.P. Morgan Small Cap
     . J.P. Morgan Select Equity
     . J.P. Morgan Enhanced Index
     . J.P. Morgan International

  2. The Cedent shall hereafter no longer be required to provide quarterly reports to the Reinsurer containing the distributions of account values within the A.G. Edwards Fund Portfolios. Such reporting requirement had been added by Amendment 1.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2. to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:     /s/ [Illegible Signature]
        -------------------------------------
Title:  EVP
        -------------------------------------


EXETER REASSURANCE COMPANY, LTD.

By:     /s/ [Illegible Signature]
        -------------------------------------
Title:  Manager
        -------------------------------------

                              Schedule B (Revised)

                                Investment Funds


              Funds                                        Status Changes
--------------------------------------------------------------------------------
Metlife Investors, Metlife Investors of CA and Metlife Investors USA Portfolios
--------------------------------------------------------------------------------
Lord Abbett Growth & Income
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture
--------------------------------------------------------------------------------
Janus Aggressive Growth
--------------------------------------------------------------------------------
MFS Mid Cap Growth
--------------------------------------------------------------------------------
MFS Research International
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation
--------------------------------------------------------------------------------
PIMCO Money Market
--------------------------------------------------------------------------------
PIMCO Total Return
--------------------------------------------------------------------------------
PIMCO Innovation
--------------------------------------------------------------------------------
Putnam Research
--------------------------------------------------------------------------------
Davis Venture Value
--------------------------------------------------------------------------------
Harris Oakmark Mid Cap Value now known                 Name changed May 1, 2002
 as Harris Oakmark Focused Value Series
--------------------------------------------------------------------------------
State Street Research Concentrated International       Added October 1, 2001
--------------------------------------------------------------------------------
Met/AIM Small Cap Growth                               Added October 1, 2001
--------------------------------------------------------------------------------
Met/AIM Mid Cap Equity now known                       Added October 1, 2001
 as Mid Cap Core Equity                                Name changed May 1, 2002
--------------------------------------------------------------------------------
MetLife Stock Index                                    Added October 1, 2001
--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio                 Added May 1, 2002
--------------------------------------------------------------------------------
Jennison Growth Series                                 Added May 1, 2002
--------------------------------------------------------------------------------

                                                      Continued on next page...

                              Schedule B (Revised)

                                Investment Funds


              Funds                                        Status Changes
--------------------------------------------------------------------------------
                 Edward Jones Portfolios (added April 1, 2001)
--------------------------------------------------------------------------------
Templeton Global Income                                 Closed May 1, 2002
--------------------------------------------------------------------------------
Templeton International Securities -                    Name changed May 1, 2002
  now known as Templeton Foreign
  Securities Fund
--------------------------------------------------------------------------------
Templeton Growth Securities                             Closed May 1, 2002
--------------------------------------------------------------------------------
Franklin Small Cap                                      Closed May 1, 2002
--------------------------------------------------------------------------------
Franklin Large Cap Growth
--------------------------------------------------------------------------------
Lord Abbett Growth & Income
--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities
--------------------------------------------------------------------------------
Lord Abbett Bond Debenture
--------------------------------------------------------------------------------
Lord Abbett Mid Cap Value
--------------------------------------------------------------------------------
Lord Abbett Developing Growth
--------------------------------------------------------------------------------
AIM Capital Appreciation                                Closed May 1, 2002
--------------------------------------------------------------------------------
AIM International Equity                                Closed May 1, 2002
--------------------------------------------------------------------------------
AIM Value - now known as                                Name changed May 1, 2002
  AIM VI Premier Equity Fund
--------------------------------------------------------------------------------
J. P. Morgan Quality Bond
--------------------------------------------------------------------------------
J. P. Morgan International Equity
--------------------------------------------------------------------------------
J. P. Morgan Select Equity
--------------------------------------------------------------------------------
J. P. Morgan Enhanced Index
--------------------------------------------------------------------------------
J. P. Morgan Small Cap Stock
--------------------------------------------------------------------------------
PIMCO Money Market
--------------------------------------------------------------------------------
Capital Guardian U.S. Equity Series                     Added May 1, 2002
--------------------------------------------------------------------------------
Davis Venture Value Series                              Added May 1, 2002
--------------------------------------------------------------------------------
Mutual Shares Securities Portfolio                      Added May 1, 2002
--------------------------------------------------------------------------------
MFS Investors Trust Series                              Added May 1, 2002
--------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                            Added May 1, 2002
--------------------------------------------------------------------------------
MFS Research International Portfolio                    Added May 1, 2002
--------------------------------------------------------------------------------
MFS Total Return Series                                 Added May 1, 2002
--------------------------------------------------------------------------------

                                                       Continued on next page...

                              Schedule B (Revised)

                                Investment Funds

              Funds                                Status Changes
--------------------------------------------------------------------------------
           A.G. Edwards Portfolios - Navigator (added April 1, 2001)
--------------------------------------------------------------------------------
AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Fund
  AIM V.I. International Equity Fund              Name changed May 1, 2002
     now known as AIM V.I. International
     Growth Fund
  AIM V.I. Value Fund now known as
     AIM V.I. Premier Equity Fund                 Name changed May 1, 2002
--------------------------------------------------------------------------------
Alliance Variable Products Series Fund, Inc.
  Premier Growth Portfolio
  Real Estate Investment Portfolio now known      Name Changed May 1, 2001
    as AllianceBernstein Real Estate
    Investment Portfolio
AllianceBernstein Value Portfolio                 Added May 1, 2001
AllianceBernstein Small Cap Value Portfolio       Added May 1, 2001
--------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.
  VP Income & Growth Fund
  VP International Fund
  VP Value Fund
--------------------------------------------------------------------------------
Met Investors Series Trust
  J.P. Morgan Enhanced Index Portfolio
  J.P. Morgan International Equity Portfolio
  J.P. Morgan Quality Bond Portfolio
  J.P. Morgan Select Equity Portfolio
  J.P. Morgan Small Cap Stock Portfolio
  Lord Abbett Bond Debenture Portfolio
  Lord Abbett Developing Growth Portfolio
  Lord Abbett Growth & Income Portfolio
  Lord Abbett Growth Opportunities Portfolio
  Lord Abbett Mid-Cap Value Portfolio
  PIMCO Money Market Portfolio
--------------------------------------------------------------------------------
Dreyfus
  Stock Index Fund
--------------------------------------------------------------------------------
Dreyfus Variable Investment Fund
  Appreciation Portfolio
  Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Franklin Templeton Variable Ins. Products Trust
  Franklin Small Cap Fund
  Mutual Shares Securities Fund
  Templeton Developing Markets Securities Fund
  Templeton International Securities Fund now
    known as Templeton Foreign Securities Fund    Name changed May 1, 2002
--------------------------------------------------------------------------------

                                                      Continued on next page...

                              Schedule B (Revised)

                                Investment Funds

              Funds                                Status Changes
--------------------------------------------------------------------------------
           A.G. Edwards Portfolios - Navigator (added April 1, 2001)
--------------------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
  Growth & Income Fund                            Closed May 1, 2002
  Internet Tollkeeper Fund                        Closed May 1, 2002
  Global Income Fund                              Closed May 1, 2002
  International Equity Fund                       Closed May 1, 2002
--------------------------------------------------------------------------------
INVESCO Variable Investment Funds, Inc.
  Dynamics Fund
  High Yield Fund                                 Closed May 1, 2002
--------------------------------------------------------------------------------
Kemper Variable Series
  Government Securities Portfolio                 Closed May 1, 2002
  Small Cap Growth Portfolio                      Closed May 1, 2002
  Small Cap Value Portfolio                       Closed May 1, 2002
--------------------------------------------------------------------------------
Scudder Variable Life Investment Fund
  International Portfolio
--------------------------------------------------------------------------------
Liberty Variable Investment Trust
  Newport Tiger Fund                              Closed May 1, 2002
--------------------------------------------------------------------------------
MFS Variable Insurance Trust
  Emerging Growth Series
  Global Governments Series now                   Name changed May 1, 2002
    known as MFS Strategic Income Series
  Growth With Income Series now known as          Name changed May 1, 2002
    Investors Trust Series
  High Income Series
  Research Series
  New Discovery Series
--------------------------------------------------------------------------------
PIMCO Variable Insurance Trust
  High Yield Bond Portfolio now known as          Name changed May 1, 2002
    PIMCO High Yield Portfolio
  Low Duration Bond Portfolio now known as        Name changed May 1, 2002
    PIMCO Low Duration Portfolio
  StocksPLUS Growth & Income Portfolio
  Total Return Bond now known as                  Name changed May 1, 2002
    PIMCO Total Return Portfolio
--------------------------------------------------------------------------------
Putnam Variable Trust
  Growth & Income Fund
  International Growth Fund
  International New Opportunities Fund
  New Value Fund
  Vista Fund
--------------------------------------------------------------------------------
Fidelity Variable Ins. Products Fund
  High Income Portfolio
  Growth Portfolio
  Equity-Income Portfolio                         Added May 1, 2001
--------------------------------------------------------------------------------
Capital Guardian Trust Company
  Capital Guardian U.S. Equity Series             Added May 1, 2002
--------------------------------------------------------------------------------

                               AMENDMENT No. 3 to
                        AUTOMATIC REINSURANCE AGREEMENT
                         Effective as of April 1, 2001
                                  (Agreement)

                                    between

                      METLIFE INVESTORS INSURANCE COMPANY
                                   (Cedent)

                                      and

                       EXETER REASSURANCE COMPANY, LTD.
                                  (Reinsurer)

The Agreement is hereby amended, as of February 15, 2003, as follows:

     1. The attached Exhibit II (revised), amends and, as amended, restates
        Exhibit II.

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No.3 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS INSURANCE COMPANY

By:     /s/ [Illegible Signature]
        -------------------------------------
Title:  EVP
        -------------------------------------


EXETER REASSURANCE COMPANY, LTD.

By:     /s/ [Illegible Signature]
        -------------------------------------
Title:  Manager
        -------------------------------------

                             Exhibit II (Revised)

                    Reinsurance Premiums: GMDB, EPB and EPB


A. GMDB Program


GMDB Program            Products Covered      Issue Ages     Reinsurance Premium
                                                               (basis points)
--------------------------------------------------------------------------------
Annual Step-up          Standard, Bonus,          0-79             20.00
to attained age 80      L-Class
--------------------------------------------------------------------------------
Annual Step-up          C-Class                   0-79             16.00
to attained age 80
--------------------------------------------------------------------------------
Max (Annual Step-Up,    Standard, Bonus,          0-79             26.00
5% Rollup) to           L-Class
attained age 80
--------------------------------------------------------------------------------
Max (Annual Step-Up,    C-Class                   0-79             23.00
5% Rollup) to
attained age 80
--------------------------------------------------------------------------------
Earnings Preservation   All Products              0-79             25.00
Benefit with Annual
Step-Up GMDB
--------------------------------------------------------------------------------
Earnings Preservation   All Products              0-79             25.00
Benefit with Max
(Annual Step-Up,
5% rollup) GMDB
--------------------------------------------------------------------------------

B. Income Program

Income Program          Products Covered      Issue Ages     Reinsurance Premium
                                                               (basis points)
--------------------------------------------------------------------------------
Income Program Rider    All Products sold         0-75             35.00
                        prior to
                        February 15, 2003
--------------------------------------------------------------------------------
Income Program Rider    All Products sold         0-75             50.00
                        after February 14, 2003
--------------------------------------------------------------------------------